UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 15, 2006

ACE Securities Corp. (as depositor under a Pooling and Servicing Agreement, dated as of September 1, 2006, providing for, inter alia, the issuance of ACE Securities Corp. Home Equity Loan Trust, Series 2006-NC2 Asset Backed Pass-Through Certificates)

ACE Securities Corp.

(Exact name of registrant as specified in its charter)

Delaware	333-131727-13	56-2088493
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6525 Morrison Blvd., Suite 318 Charlotte, North Carolina	28211
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code, is (704) 365-0569

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 9.01(c).

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits:
	5.1	Opinion of Thacher Proffitt & Wood LLP
	8.1	Opinion of Thacher Proffitt & Wood LLP (contained in Exhibit 5.1)
	23.1	Consent of Thacher Proffitt & Wood LLP (contained in Exhibit 5.1)

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ACE Securities Corp.

By:	/s/ Doris J. Hearn
Name:	Doris J. Hearn
Title:	Vice President

By:	/s/ Patricia C. Harris
Name:	Patricia C. Harris
Title:	Vice President

Dated: September 15, 2006